EMRISE CORPORATION ANNOUNCES

SECOND LIQUIDATION DISTRIBUTION TO STOCKHOLDERS

WOODBRIDGE, NJ – April 19, 2016 – EMRISE CORPORATION (formerly traded on OTCQB under the symbol EMRI) (EMRISE or the Company), announced today that it has instructed its paying agent, VStock Transfer, LLC (Paying Agent), to begin the process of sending the previously announced second liquidation distribution of $0.36 per share (the Distribution) to its stockholders of record as of the close of business on July 7, 2015.

The Distribution is being made in connection with the Company’s previously announced voluntary Plan of Dissolution (the Plan) that was approved by its stockholders at a special meeting held on June 25, 2015. When paid, the Distribution will bring the total amount of liquidation distributions paid to stockholders under the Plan, to $1.11 per share.

The Distribution follows the previously announced closing on February 18, 2016, of the Company’s sale of its remaining business unit, CXR Anderson Jacobson S.A.S. (CXR-AJ) based in France (the Transaction). Details of the Distribution were disclosed in a news release disseminated on March 15, 2016, and in a Form 8-K filed with the Securities and Exchange Commission on March 18, 2016.

Stockholders Holding Physical Certificates.

For stockholders who hold physical certificates for their shares of EMRISE common stock, it is expected that a check for the Distribution will be mailed today, April 19, 2016, to the stockholders’ latest mailing address on file with the Company’s Paying Agent. Stockholders should contact the Paying Agent if they do not receive a check or if they need to make any changes to their address or account.

Stockholders Holding in “Street Name.”

For stockholders whose shares of EMRISE common stock are held in “Street Name” at a brokerage firm, it is expected that the aggregate amount of funds required for the Distribution to those stockholders will be sent to DTC (Depository Trust Corporation) today. DTC will then wire transfer to each of the brokerage firms involved the funds necessary for the brokerage firms to deposit the Distribution into their clients’ brokerage accounts where EMRISE shares of common stock are held. Stockholders should contact their brokerage firms if they have any questions regarding the receipt, processing and/or timing of the second liquidation distribution.

FOR A DETAILED DESCRIPTION OF THE PLAN AND THE MATTERS RELATING TO IT, STOCKHOLDERS ARE ENCOURAGED TO READ CAREFULLY THE COMPANY’S PROXY STATEMENT DATED MAY 11, 2015, ITS NEWS RELEASE DATED JUNE 30, 2015, ITS FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 2015, AND ITS NEWS RELEASE DATED NOVEMBER 16, 2015.

Forward Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of EMRISE regarding the Transaction and the dissolution and liquidation of the Company, the liabilities of EMRISE, the net proceeds anticipated to be available for distribution to the Company’s stockholders, the distribution of funds to stockholders and other matters, all of which are based on information currently available to the Company’s management as well as management’s assumptions and beliefs, are forward-looking statements (“forward-looking statements”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For this purpose, any such statements that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. Certain of these risks and uncertainties are described in greater detail in EMRISE’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or review any forward-looking statements or information, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to comment on analyses, expectations or statements made by third-parties in respect of the Company, the Transaction or the Company’s dissolution and related transactions pursuant to the Plan.

CONTACTS:

Allison Niccolls

Director of Operations

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Phone: (212) 828-8436 Ext. 103

Facsimile: (646) 536-3179

www.VStockTransfer.com

or

Rene Caron

DresnerAllenCaron

(949) 474-4300

rcaron@dresnerallencaron.com

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